                                                                    Exhibit 10.1

                                FIRST AMENDMENT

     This First Amendment (the "Amendment") is made and entered into as of the ____ day of ___________, 2000, by and between EOP-Columbia Center, L.L.C., a Delaware limited liability company ("Landlord"), and Avenue A, Inc., a Washington corporation ("Tenant").

                                   WITNESSETH

A. WHEREAS, Landlord and Tenant are parties to that certain lease dated the 23rd day of February, 2000, for space currently containing approximately 23,751 rentable square feet (the "Original Premises") described as Suite No. 2600 on the 26th floor of the building commonly known as Bank of America Tower and the address of which is 701 Fifth Avenue, Seattle, Washington 98104 (the "Building"), which lease has not been previously amended or assigned (the "Lease"); and

B. WHEREAS, Tenant has requested that additional space known as Suite 2510 containing approximately 7,131 rentable square feet on the 25th floor of the Building shown on Exhibit A hereto (the "Suite 2510 Expansion Space"), be added to the Premises and that the Lease be appropriately amended and Landlord is willing to do the same on the terms and conditions set forth below, and

C. WHEREAS, Tenant has requested that 8,476 rentable square feet of additional space known as (a) Suite 2020 containing approximately 3,642 rentable square feet on the 20th floor of the Building shown on Exhibit A hereto (the "Suite 2020 Expansion Space"), and (b) Suite 2054 containing approximately 4,834 rentable square feet on the 20th floor of the Building shown on Exhibit A hereto (the "Suite 2054 Expansion Space"), which spaces may be hereinafter collectively referred to as the "Temporary Expansion Space I", be temporarily added to the Premises and that the Lease be appropriately amended and Landlord is willing to do the same on the terms and conditions set forth below; and

D. WHEREAS, Tenant has requested that additional space known as Suite 1400 containing approximately 22,986 rentable square feet on the 14th floor of the Building shown on Exhibit A hereto (the "Temporary Expansion Space II"), be temporarily added to the Premises and that the Lease be appropriately amended and Landlord is willing to do the same on the terms and conditions set forth below (the Suite 2510 Expansion Space, Temporary Expansion Space I, and Temporary Expansion Space II are referred to herein collectively as "Expansion Spaces" and individually as "Expansion Space"; additionally, the Temporary Expansion Space I, and the Temporary Expansion Space II are herein sometimes referred to collectively as the "Temporary Expansion Spaces" or generally and individually as a "Temporary Expansion Space"); and

E. WHEREAS, the Lease by its terms shall expire on December 31, 2000 ("Prior Termination Date"), and the parties desire to extend the Term, all on the terms and conditions set forth below;


     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

I. Expansion I. Effective as of the Expansion Effective Date (as hereinafter defined), the Premises, as defined in the Lease, is increased from 23,751 rentable square feet on the 26th floor to 39,358 rentable square feet on the 26th, 20th and 25th floors by the addition of the Temporary Expansion Space I and the Suite 2510 Expansion Space, and from and after the Expansion Effective Date, the Original Premises, the Suite 2510 Expansion Space, and the Temporary Expansion Space I, collectively, shall be deemed the Premises, as defined in the Lease. The Term for the Suite 2510 Expansion Space shall commence on the Expansion Effective Date and end on the Extended Termination Date (defined below). The Term for the Temporary Expansion Space I shall commence on the Expansion Effective Date and end on December 31, 2001 (the "Temporary Expansion Space Termination Date"). Tenant's occupancy of the Suite 2510 Expansion Space and the Temporary Expansion Space I are subject to all the terms and conditions of the Lease except as expressly modified herein and except that Tenant shall not be entitled to receive any allowances, abatements or other financial concessions granted with respect to the Original Premises unless such concessions are expressly provided for herein with respect to the Suite 2510 Expansion Space or the Temporary Expansion Space I.

     A. The Expansion Effective Date shall be June 1, 2000, or upon Tenant's earlier occupancy of the Suite 2510 Expansion Space and/or the Temporary Expansion Space I.

     B. The Expansion Effective Date shall be delayed to the extent that Landlord fails to deliver possession of the Suite 2510 Expansion Space or the Temporary Expansion Space I for any reason, including but not limited to, holding over by prior occupants. Any such delay in the Expansion Effective Date shall not subject Landlord to any liability for any loss or damage resulting therefrom. If the Expansion Effective Date is delayed, the Extended Termination Date shall not be similarly extended.

II. Expansion II. Effective as of the Temporary Expansion Space II Expansion Effective Date (as hereinafter defined), the Premises, as defined in the Lease, is increased from 39,358 rentable square feet on the 26th, 20th and 25th floors to 62,344 rentable square feet on the 26th, 20th, 25th, and 14th floors by the addition of the Temporary Expansion Space II, and from and after the Temporary Expansion Space II Expansion Effective Date, the Premises and Temporary Expansion Space II, collectively, shall be deemed the Premises, as defined in the Lease. The Term for the Temporary Expansion Space II shall commence on the Temporary Expansion Space II Expansion Effective Date and end on the Temporary Expansion Space Termination Date. Tenant's occupancy of the Temporary Expansion Space II is subject to all the terms and conditions of the Lease except as expressly modified herein and except that Tenant shall not be entitled to receive any allowances, abatements or other financial concessions granted with respect to the Original Premises unless such concessions are expressly provided for herein with respect to the Temporary Expansion Space II.

     A. The Temporary Expansion Space II Expansion Effective Date shall be November 1, 2000, or upon such earlier date as Landlord can deliver the Temporary Expansion Space II free of the occupancy of the previous tenant.

     B. The Temporary Expansion Space II Expansion Effective Date shall be delayed to the extent that Landlord fails to deliver possession of the Temporary Expansion Space II for any reason, including but not limited to, holding over by prior occupants. Any such delay in the Temporary Expansion Space II Expansion Effective Date shall not subject Landlord to any liability for any loss or damage resulting therefrom. If the Temporary Expansion Space II Expansion Effective Date is delayed, the Temporary Expansion Space Termination Date shall not be similarly extended.

III. Extension. The Term is hereby extended for a period of 36 months and shall expire on December 31, 2003 ("Extended Termination Date"), unless sooner terminated in accordance with the terms of the Lease. That portion of the Term commencing the day immediately following the Prior Termination Date ("Extension Date") and ending on the Extended Termination Date shall be referred to herein as the "Extended Term".

IV.  Monthly Base Rent.
     -----------------

     A. Original Premises Through Prior Termination Date. The Base Rent, Additional Rent and all other charges under the Lease shall be payable as provided therein with respect to the Original Premises through and including the Prior Termination Date.

     B. Original Premises From and After Extension Date. As of the Extension Date, the schedule of monthly installments of Base Rent payable with respect to the Original Premises during the Extended Term is the following:

          Tenant shall pay Landlord the sum of Two Million Eight Hundred Fourteen Thousand Four Hundred Ninety-Three and 68/100 Dollars ($2,814,493.68) as Base Rent for the Original Premises during the Extended Term in thirty-six (36) equal monthly installments of Seventy-Eight Thousand One Hundred Eighty and 38/100 Dollars ($78,180.38) each payable on or before the first day of each month during the period beginning January 1, 2001, and ending December 31, 2003.

     C. Suite 2510 Expansion Space from Expansion Effective Date through Extended Termination Date. As of the Expansion Effective Date, the schedule of monthly installments of Base Rent payable with respect to the Suite 2510

          Expansion Space for the balance of the original Term and the Extended Term is the following:

          Tenant shall pay Landlord the sum of One Million One Nine Thousand Three Hundred Thirty-Three and 84/100 Dollars ($1,009,333.84) as Base Rent for the Suite 2510 Expansion Space for the balance of the original Term and the entirety of Extended Term in forty-three (43) equal monthly installments of Twenty-Three Thousand Four Hundred Seventy-Two and 88/100 Dollars ($23,472.88) each payable on or before the first day of each month during the period beginning June 1, 2000, and ending December 31, 2003.

     D. Temporary Expansion Space I From Expansion Effective Date Through Temporary Expansion Space Termination Date. As of the Expansion Effective Date, the schedule of monthly installments of Base Rent payable with respect to the Temporary Expansion Space I for the balance of the original Term and through the Temporary Expansion Space Termination Date is the following:

          Tenant shall pay Landlord the sum of Five Hundred Sixteen Thousand Six Hundred Eighty-Two and 77/100 Dollars ($516,682.77) as Base Rent for the balance of the original Term and through the Temporary Expansion Space Termination Date in nineteen (19) equal monthly installments of Twenty-Seven Thousand One Hundred Ninety-Three and 83/100 Dollars ($27,193.83) each payable on or before the first day of each month during the period beginning June 1, 2000, and ending December 31, 2001.

     E. Temporary Expansion Space II From Temporary Expansion Space II Expansion Effective Date Through Temporary Expansion Space Termination Date. As of the Temporary Expansion Space II Expansion Effective Date, the schedule of monthly installments of Base Rent payable with respect to the Temporary Expansion Space II for the balance of the original Term and through the Temporary Expansion Space Termination Date is the following:

          Tenant shall pay Landlord the sum of One Million Thirty-Two Thousand Four Hundred Fifty-Four and 50/100 Dollars ($1,032,454.50) as Base Rent for the balance of the original Term and through the Temporary Expansion Space Termination Date in fourteen (14) equal monthly installments of Seventy-Three Thousand Seven Hundred Forty-Six and 75/100 Dollars ($73,746.75) each payable on or before the first day of each month during the period beginning November 1, 2000, and ending December 31, 2001.

     All such Base Rent shall be payable by Tenant in accordance with the terms of Article IV of the Lease.

V. Additional Security Deposit. Upon Tenant's execution hereof, Tenant shall pay $350,758.29 to Landlord which is added to and becomes part of the Security Deposit, if any, held by Landlord as provided under the Lease as security for payment of Rent and the performance of other terms and conditions of the Lease by Tenant. Accordingly, simultaneous with the execution hereof, the Security Deposit is increased from $54,429.38 to $405,187.67.

VI. Tenant's Pro Rata Share. For the period commencing with the applicable Expansion Effective Date for each of the Expansion Spaces described herein and ending on the Extended Termination Date, with respect to the Suite 2510 Expansion Space, and the Temporary Expansion Space Termination Date, with respect to each of the Temporary Expansion Spaces, Tenant's Pro Rata Share for each of the Expansion Spaces is as follows:

     A.   Suite 2510 Expansion Space:    four thousand eight hundred fifty-five
          ten-thousandths percent (0.4855%) (7,131 SF/1,468,858 SF).

     B.   Suite 2020 Expansion Space:    two thousand four hundred seventy-nine
          ten-thousandths percent (0.2479%) (3,642 SF/1,468,858 SF).

     C.   Suite 2054 Expansion Space:    three thousand two hundred ninety-one
          ten-thousandths percent (0.3291%) (4,834 SF/1,468,858 SF).

     D.   Temporary Expansion Space II:    one and five thousand six hundred
          forty-nine ten-thousandths percent (1.5649%) (22,986 SF/1,468,858 SF).

VII.  Expense Excess and Tax Excess.
      -----------------------------

     A.   Original Premises for the Extended Term.   For the period commencing
          with the Extension Date and ending on the Extended Termination Date, Tenant shall pay for its Pro Rata Share of Expense Excess and Tax Excess applicable to the Original Premises in accordance with the terms of the Lease.

     B. Suite 2510 Expansion Space From Expansion Effective Date Through Extended Termination Date. For the period commencing with the Expansion Effective Date and ending on the Extended Termination Date, Tenant shall pay for its Pro Rata Share of Expense Excess and Tax Excess applicable to the Suite 2510 Expansion Space in accordance with the terms of the Lease, provided, however, during such period, the Base Year for the computation of Tenant's Pro Rata Share of Expenses and Taxes applicable to the Suite 2510 Expansion Space is 2000.

     C. Temporary Expansion Space I From Expansion Effective Date Through the Temporary Expansion Space Termination Date. For the period commencing with the Expansion Effective Date and ending on the Temporary Expansion Space Termination Date, Tenant shall pay for its Pro Rata Share of Expense Excess and Tax Excess applicable to the Temporary Expansion Space I in accordance with the terms of the Lease, provided, however, during such period, the Base Year for the computation of Tenant's Pro Rata Share of Expenses and Taxes applicable to the Temporary Expansion Space I is 2000.

     D. Temporary Expansion Space II From Temporary Expansion Space II Expansion Effective Date Through the Temporary Expansion Space Termination Date. For the period commencing with the Temporary Expansion Space II Expansion Effective Date and ending on the Temporary Expansion Space Termination Date, Tenant shall pay for its Pro Rata Share of Expense Excess and Tax Excess applicable to the Temporary Expansion Space II in accordance with the terms of the Lease, provided, however, during such period, the Base Year for the computation of Tenant's Pro Rata Share of Expenses and Taxes applicable to the Temporary Expansion Space II is 2000.

VIII.  Improvements to Expansion Spaces.
       --------------------------------

     A. Condition of Expansion Spaces. Tenant has inspected the Expansion Spaces and agrees to accept the same "as is" without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements; provided that Landlord, at Landlord's cost, will install Building Standard carpet (as well as pad and base) in the uncarpeted areas of the Suite 2020 Expansion Space.

     B. Cost of Improvements to Expansion Spaces. Any construction, alterations or improvements made to the Expansion Spaces shall be made at Tenant's sole cost and expense.

     C. Responsibility for Improvements to Expansion Spaces. Except as expressly set forth above, any construction, alterations or improvements to the Expansion Spaces shall be performed by Tenant using contractors selected by Tenant and approved by Landlord and shall be governed in all respects by the provisions of Article IX of the Lease. In any and all events, the applicable Expansion Effective Date with respect to any such a Expansion Space shall not be postponed or delayed if the initial improvements to the Expansion Space are incomplete on the applicable Expansion Effective Date for any reason whatsoever. Any delay in the completion of initial improvements to the Expansion Spaces shall not subject Landlord to any liability for any loss or damage resulting therefrom.

IX. Early Access to Expansion Space. During any period that Tenant shall be permitted to enter the any of the Expansion Spaces prior to the respective Expansion Effective Dates therefore (e.g., to perform alterations or improvements), Tenant shall comply with all terms and provisions of the Lease, except those provisions requiring payment of Base Rent or Additional Rent as to the Expansion Spaces. If Tenant takes possession of any of the Expansion Spaces prior to the applicable Expansion Effective Date therefore for any reason whatsoever (other than the performance of work in such Expansion Space with Landlord's prior approval), such possession shall be subject to all the terms and conditions of the Lease and this Amendment, and Tenant shall pay Base

     Rent and Additional Rent as applicable to the Expansion Spaces to Landlord on a per diem basis for each day of occupancy prior to the applicable Expansion Effective Date.

X.   Renewal Option:  Temporary Expansion Spaces.

     A. Tenant shall have the right to extend the Term for one or more of the Temporary Expansion Spaces (the "Temporary Expansion Space Renewal Option") for an additional period commencing on the day following the Temporary Expansion Space Termination Date and ending on the Extended Termination Date (the "Temporary Expansion Space Renewal Term"), if:

          1. Landlord receives notice of exercise of the Temporary Expansion Space Renewal Option ("Temporary Expansion Space Initial Renewal Notice") not less than twelve (12) full calendar months prior to Temporary Expansion Space Termination Date and not more than fifteen (15) full calendar months prior to the Temporary Expansion Space Termination Date (the Initial Temporary Expansion Space Renewal Notice must irrevocably specify the Temporary Expansion Space(s) which are to be the subject of Tenant's exercise of the Temporary Expansion Space Renewal Option); and

          2. Tenant is not in default under the Lease beyond any applicable cure periods at the time that Tenant delivers its Initial Temporary Expansion Space Renewal Notice or at the time Tenant delivers its Binding Temporary Expansion Space Notice (as hereinafter defined); and

          3. No part of the applicable Temporary Expansion Space is sublet at the time that Tenant delivers its Initial Renewal Notice or at the time Tenant delivers its Binding Temporary Expansion Space Notice, other than in connection with a Permitted Transfer; and

          4. The Lease has not been assigned prior to the date that Tenant delivers its Temporary Expansion Space Initial Renewal Notice or prior to the date Tenant delivers its Binding Temporary Expansion Space Notice, other than in connection with a Permitted Transfer; and

          5. Tenant executes and returns the Temporary Expansion Space Renewal Amendment (hereinafter defined) within fifteen (15) days after its submission to Tenant.

     B. The initial Base Rent rate per rentable square foot for the applicable Temporary Expansion Space(s) during the Temporary Expansion Space Renewal Term shall equal the Prevailing Market (hereinafter defined) rate per rentable square foot for the applicable Temporary Expansion Space(s).

     C. Tenant shall pay Additional Rent for the Premises during the Temporary Expansion Space Renewal Term in accordance with Article IV of the Lease, as modified by Paragraph VIII above.

     D. Within thirty (30) days after receipt of Tenant's Initial Renewal Notice, Landlord shall advise Tenant of the applicable Base Rent rate for the applicable Temporary Expansion Space(s) for the Temporary Expansion Space Renewal Term. Tenant, within fifteen (15) days after the date on which Landlord advises Tenant of the applicable Base Rent rate for the Temporary Expansion Space Renewal Term, shall either (i) give Landlord final binding written notice ("Binding Temporary Expansion Space Notice") of Tenant's exercise of its option, or (ii) if Tenant disagrees with Landlord's determination, provide Landlord with written notice of rejection (the "Rejection Notice"). If Tenant fails to provide Landlord with either a Binding Temporary Expansion Space Notice or Rejection Notice within such fifteen (15) day period, Tenant's Temporary Expansion Space Renewal Option shall be null and void and of no further force and effect. If Tenant provides Landlord with a Binding Temporary Expansion Space Notice, Landlord and Tenant shall enter into the Temporary Expansion Space Renewal Amendment upon the terms and conditions set forth herein. If Tenant provides Landlord with a Rejection Notice, Landlord and Tenant shall work together in good faith to agree upon the Prevailing Market Base Rent rate for the applicable Temporary Expansion Space(s) during the Temporary Expansion Space Renewal Term. Upon agreement Tenant shall provide Landlord with Binding Temporary Expansion Space Notice and Landlord and Tenant shall enter into the Temporary Expansion Space Renewal Amendment in accordance with the terms and conditions hereof. Notwithstanding the foregoing, if Landlord and Tenant are unable to agree upon the Prevailing Market Base Rent rate for the Premises within thirty (30) days after the date on which Tenant provides Landlord with a Rejection Notice, Tenant's Renewal Option shall be null and void and of no force and effect.

     E. If Tenant is entitled to and properly exercises its Temporary Expansion Space Renewal Option, Landlord shall prepare an amendment (the "Temporary Expansion Space Renewal Amendment") to reflect changes in the Base Rent, Term and other appropriate terms. The Temporary Expansion Space Renewal Amendment shall be:

          1. sent to Tenant within a reasonable time after receipt of the Binding Notice; and

          2. executed by Tenant and returned to Landlord in accordance with paragraph A.5 above.

          An otherwise valid exercise of the Temporary Expansion Space Renewal Option shall, at Landlord's option, be fully effective whether or not the Temporary Expansion Space Renewal Amendment is executed.

     F. For purpose hereof, "Prevailing Market" shall mean the arms length fair market annual rental rate per rentable square foot under renewal leases and amendments entered into on or about the date on which the Prevailing Market is being determined hereunder for space comparable to the applicable Temporary Expansion Space(s) in the Building and office buildings comparable to the Building in the Seattle, Washington, central business district. The determination of Prevailing Market shall take into account any material economic differences between the terms of the Lease and any comparison lease, such as rent abatements, construction costs and other concessions and the manner, if any, in which the Landlord under any such lease is reimbursed for operating expenses and taxes. The determination of Prevailing Market shall also take into consideration any reasonably anticipated changes in the Prevailing Market rate from the time such Prevailing Market rate is being determined and the time such Prevailing Market rate will become effective.

XI. Other Pertinent Provisions. Landlord and Tenant agree that, effective as of the date hereof (unless different effective date(s) is/are specifically referenced in this Section), the Lease shall be amended in the following additional respects:

     A. Exhibit E, Additional Provisions, Item I, Parking, Paragraph A is re-written to read as follows:

          "During the Term and Extended Term, Tenant shall have the right to receive from Landlord and Landlord agrees to grant to Tenant up to a total of 12 unreserved parking permits (the "Permits") in the Building garage ("Garage") for the use of Tenant and its employees. In addition, from and after the Expansion Effective Date through the Extended Termination Date, Tenant shall have the right to receive from Landlord and Landlord agrees to grant to Tenant up to 3 additional unreserved Permits in the Garage for the use of Tenant and its employees. Further:

          (i) from and after the Expansion Effective Date through the Temporary Expansion Space Termination Date, Tenant shall have the right to receive from Landlord and Landlord agrees to grant to Tenant up 4 additional unreserved Permits in the Garage for the use of Tenant and its employees; and,

          (ii) from and after the Temporary Expansion Space II Expansion Effective Date through the Temporary Expansion Space Termination Date, Tenant shall have the right to receive from Landlord and Landlord agrees to grant to Tenant up to 12 additional unreserved Permits in the Garage for the use of Tenant and its employees.

          The number of Permits used by Tenant, up to the maximum specified herein, is subject to Tenant's election made from time to time. No deductions or allowances shall be made for days when Tenant or any of its employees does not utilize the parking facilities or for Tenant utilizing less than all of the Permits.

          Tenant shall not have the right to lease or otherwise use more than the number of unreserved Permits set forth above."

XII.  Miscellaneous.
      -------------

     A. This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Tenant be entitled to any Rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Amendment.

     B. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

     C. In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

     D. Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

     E. The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

     F. Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Amendment other than Clay Nielsen of Washington Partners ("Tenant's Broker"). Tenant agrees to indemnify and hold Landlord, its members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents (collectively, the "Landlord Related Parties") harmless from all claims of any brokers other than Tenant's Broker claiming to have represented Tenant in connection with this Amendment. Landlord hereby represents to Tenant that Landlord has dealt with no broker in connection with this Amendment other than Roger Wright of Wright, Runstad Associates Limited Partnership ("Landlord's Broker"). Landlord agrees to indemnify and hold Tenant, its members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents (collectively, the "Tenant Related Parties") harmless from all claims of any brokers, other than Landlord's Broker, claiming to have represented Landlord in connection with this Amendment.

     G. This Amendment shall be of no force and effect unless and until accepted by any guarantors of the Lease, who by signing below shall agree that their guarantee shall apply to the Lease as amended herein, unless such requirement is waived by Landlord in writing.

     IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

                            LANDLORD:  EOP-Columbia Center, L.L.C., a Delaware
                                       limited liability company

                                       By:  EOP Operating Limited Partnership,
                                            a Delaware limited partnership, its
                                            sole member

                                            By:  Equity Office Properties
                                                 Trust, a Maryland real estate
                                                 investment trust, its
                                                 managing general partner


                                            By:
                                               --------------------------------

                                            Name:
                                                 ------------------------------

                                            Title:
                                                  -----------------------------


                            TENANT:  Avenue A, Inc.,
                                     a Washington corporation


                                     By:  /s/ ROBERT M. LITTAUER
                                        ---------------------------------------

                                     Name:  Robert M. Littauer
                                          -------------------------------------

                                     Title:  VP, Chief Financial Officer


                            GUARANTORS (and spouses):

                                                 [Not applicable]
                                     ------------------------------------------

               THIS PAGE IS REQUIRED IF PROPERTY IS IN DELAWARE,
          MICHIGAN, OHIO, UTAH, WASHINGTON, D.C. OR WASHINGTON STATE

                           LANDLORD ACKNOWLEDGMENTS

STATE OF                     )
         --------------------
COUNTY OF                    ) ss:
         --------------------

     I, the undersigned, a Notary Public, in and for the County and State aforesaid, do hereby certify that ___________________________________________, personally known to me to be the _________________________________ President of Equity Office Properties Trust, a Maryland real estate investment trust, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such officer of said entity being authorized so to do, (s)he executed the foregoing instrument on behalf of said entity, by subscribing the name of such entity by himself/herself as such officer, as a free and voluntary act, and as the free and voluntary act and deed of said entity, for the uses and purposes therein set forth.

     GIVEN under my hand and official seal this ____ day of _____________, 2000.

                                       Notary Public
                                                      -------------------------
                                       Printed Name
                                                     --------------------------

Residing at:
              --------------
My Commission Expires:
                        ------

                             TENANT ACKNOWLEDGMENT
                                  Corporation


STATE OF                     )
         --------------------
COUNTY OF                    ) ss:
         --------------------

     On this the ____ day of _____________________, 2000, before me a Notary
Public duly authorized in and for the said County in the State aforesaid to take acknowledgments personally appeared __________________________ known to me to be ___________________ President of ________________________, one of the parties described in the foregoing instrument, and acknowledged that as such officer, being authorized so to do, (s)he executed the foregoing instrument on behalf of said corporation by subscribing the name of such corporation by himself/herself as such officer and caused the corporate seal of said corporation to be affixed thereto, as a free and voluntary act, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                       Notary Public /s/ TAMARA J. VAN LIEW
                                                     --------------------------
                                       Printed Name  TAMARA J. VAN LIEW
                                                     --------------------------

Residing at: Avenue A. Inc.
            ----------------------
My Commission Expires: 7-1-03
                      ------------

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                                   EXHIBIT A

                                   Floor Plan

                       Showing Suite 2020 Expansion Space

                                   EXHIBIT A

                                   Floor Plan

                       Showing Suite 2054 Expansion Space

                                   EXHIBIT A

                                   Floor Plan

                       Showing Suite 2510 Expansion Space

                                   EXHIBIT A

                                   Floor Plan

                      Showing Temporary Expansion Space II
                                  (Suite 1400)

                                       2